ISRAEL DISCOUNT BANK OF NEW YORK
                      511 Fifth Avenue, New York, NY  10017
================================================================================
:                                      : AMENDMENT                    :NUMBER  :
:                                      : TO STANDBY LETTER OF CREDIT  :SC 48737:
:--------------------------------------:                              :--------:
: AMENDMENT NO 5                 PAGE 1: PLACE AND DATE OF ISSUE               :
: DATED   MARCH 7, 1997                :   NEW YORK         SEPTEMBER 27, 1993 :
:--------------------------------------:---------------------------------------:
: APPLICANT                            : BENEFICIARY                           :
:   COMPUTER OUTSOURCING SERVICES, INC.:   G-H-G REALTY COMPANY                :
:   360 WEST 31 STREET                 :   360 WEST 31 STREET                  :
:   NEW YORK, NEW YORK  10001          :   NEW YORK, NEW YORK  10001           :
:                                      :                                       :
:--------------------------------------:---------------------------------------:
: ADVISING BANK                        :                                       :
:   OURSELVES                          :  THIS AMENDMENT IS TO BE CONSIDERED   :
:                                      :  AS PART OF THE AFOREMENTIONED        :
:                                      :  CREDIT AND MUST BE ATTACHED THERETO  :
:--------------------------------------:---------------------------------------:
:  THE ABOVEMENTIONED CREDIT IS AMENDED AS FOLLOWS:                            :
:                                                                              :
:  CREDIT AMOUNT DECREASED BY USD50,000.00 MAKING TOTAL L/C AMOUNT OF USD      :
:  100,000.00 IN ALL                                                           :
:                                                                              :
:  ADD THE FOLLOWING TERMS AND CONDITIONS TO THE LC:                           :
:                                                                              :
:  SPECIAL INSTRUCTION(S):                                                     :
:                                                                              :
:  PLEASE SIGNIFY YOUR AGREEMENT TO THIS REDUCTION BY SIGNING THE ATTACHED     :
:  COPY AND RETURNING IT OT US AS SOON AS POSSIBLE.                            :
:                                                                              :
:                                                                              :
:                                                                              :
:  ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.                            :
:                                                                              :
:                      ********** END OF AMENDMENT **********                  :
:    ---------------------------------------------------------------------     :
:                                      :                                       :
:                                      :                                       :
:                                      :                                       :
:                         THIS AREA INTENTIONALLY BLANK                        :
:                                      :                                       :
:                                      :                                       :
:                                      :                                       :
:    ----------------------------------------------------------------------    :
:------------------------------------------------------------------------------:
:                                      :    ADVISING BANK'S NOTIFICATION       :
:  YOURS FAITHFULLY,                   :                                       :
:                                      :                                       :
:  ISRAEL DISCOUNT BANK OF NEW YORK    :                                       :
:                                      :                                       :
:                                      :                                       :
:                                      :                                       :
:     -----------/s/-----------        :                                       :
:      AUTHORIZED SIGNATURE(S)         :PLACE,DATE,NAME,SIG. OF ADVISING BANK  :
================================================================================